SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                      FIRST AMENDMENT TO CURRENT REPORT ON

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 1996
                                                ----------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State of other jurisdiction of incorporation)


     0-17206                                               13-3029797
=====================                                --------------------------

Commission File No.                                I.R.S. Employer
Identification

630 Third Avenue, New York, NY            10017
--------------------------------    -----------------------------

Address of principal                Zip Code
executive offices

                              (212) 983-5620
                        -------------------------------

                         Registrant's telephone number,
                              including area code







ITEM 5.   OTHER EVENTS


          The Registrant ("the Company") completed an Agreement on August 9, 1995 with its former Chairman and Chief Executive Officer, Anthony J. Cataldo ("Cataldo").
          The Company entered into a Separation and Release Agreement (`Separation Agreement'') with Cataldo, wherein the Company agreed to retain
Mr. Cataldo as an independent financial consultant at the rate of $25,000 per month (an aggregate of $300,000) for a period of one (1) year, in addition to paying Mr. Cataldo vacation and expenses due to him.
          In addition, as a part of the Agreement, the Company loaned Mr. Cataldo the sum of $280,000 to purchase 212,700 shares of Common Stock of the Company (the `Shares''). Mr. Cataldo issued a non-recourse Promissory Note
(the `Note''), which provides that the Note is to be paid from the sale of shares by Mr. Cataldo and that, in the event there is any deficiency in the payment due to the Company, the Company's only recourse is to look to shares pledged to it. The Company has agreed to provide registration rights for the shares. The shares are subject to an Escrow Pledge Agreement.
     By amendment to the Separation Agreement, dated January 30, 1996 (the `Amendment''), Mr. Cataldo and the Company authorized the escrow agent, to return to the Company the 212,700 Shares for cancellation and, in addition, to return to the Company all post dated checks made payable to Mr. Cataldo that were in possession of the escrow agent pursuant to the terms of the Separation Agreement. The Amendment provides that the Company pay to Mr. Cataldo $10,000 upon execution of the Amendment, $5,000 on February 29, 2996 and $5,000 on March 31, 1996, in addition to $105,000 paid to Mr. Cataldo under the Separation Agreement. In addition, the Amendment provides that the Company shall cause the issuance of 212,700 shares of common stock to Mr. Cataldo, and to cancel the Note, such issuance, cancellation of the Note and payments representing full satisfaction of the Company's obligation to Mr. Cataldo.
          Mr. Cataldo resigned as a Director of the Company on November 30, 1995, as reported on current report on Form 8-K dated December 1st, 1995, hereby incorporated by reference.
ITEM 7  EXHIBITS
----------------

10.158         Copy of Letter Agreement dated January 30, 1996 by and between
                    Anthony J. Cataldo and the Company.

                           SIGNATURES
                           ----------
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    New York, New York
     March 4, 1996
                                   MANAGEMENT TECHNOLOGIES, INC.
                                   -----------------------------

                                             (Registrant)


                                   /s/ Paul Ekon
                                      ---------------------------------------

                                        PAUL EKON